                                                                    Exhibit 10.1

                                    AMENDMENT

                  AMENDMENT, dated as of June 27, 2002 (this "Amendment"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions parties thereto (the "Lenders") and the Agents.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to Company;

                  WHEREAS, Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to Credit Agreement.

         (a) Amendments to Subsection 1.1. (i) Subsection 1.1 of the Credit Agreement is hereby amended by deleting the existing defined terms "Applicable Margin", "Term Loan Commitment", "Term Loans", "Tranche B Term Loan Commitment", "Tranche B Term Loan Exposure" and "Tranche B Term Loans" and substituting in lieu thereof the following defined terms:

                  "Applicable Margin" means (x) with respect to Revolving Loans and Tranche A Term Loans, 2.75% if such Loans are Base Rate Loans and 3.75% if such Loans are Eurodollar Rate Loans, (y) with respect to Tranche B Term Loans, 3.25% if such Loans are Base Rate Loans and 4.25% if such Loans are Eurodollar Rate Loans, and (z) with respect to the Commitment Fee, 0.50%.

                  "Term Loan Commitment" means the aggregate commitment of a Lender to make Tranche A Term Loans, Existing Tranche B Term Loans, Additional Tranche B Term Loans and Supplemental Tranche B Term Loans to Company pursuant to subsections 2.1A(i), 2.1A(ii), 2.1A(iii) and 2.1A(vi), respectively, and "Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Term Loans" means the Tranche A Term Loans, Existing Tranche B Term Loans, Additional Tranche B Term Loans and Supplemental Tranche B Term Loans made by Lenders to Company pursuant to subsection 2.1A(i), 2.1A(ii), 2.1A(iii) and 2.1A(vi), respectively.

                  "Tranche B Term Loan Commitment" means, collectively, the Existing Tranche B Term Loan Commitments, the Additional Tranche B Term Loan Commitments and the Supplemental Tranche B Term Loan Commitments.

                  "Tranche B Term Loan Exposure" means, with respect to any Lender, the Existing Tranche B Term Loan Exposure plus the Additional Tranche B Term Loan Exposure plus the Supplemental Tranche B Term Loan Exposure of such Lender.

                  "Tranche B Term Loans" means, collectively, the Existing Tranche B Term Loans, the Additional Tranche B Term Loans and the Supplemental Tranche B Term Loans.

         (ii) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order:

                  "June 2002 Amendment Effective Date" means June 27, 2002.

                  "Minimum Asset Sales Date" has the meaning assigned to that term in subsection 2.2F.

                  "PIK Interest" has the meaning assigned to that term in subsection 2.2F.

                  "Senior Unsecured Notes" means the 12% senior unsecured notes and warrants due 2006 to be issued in one or more closings on or prior to the Supplemental Borrowing Date to certain of the MDC Entities, Fenway or any of their Affiliates in an aggregate principal amount of up to $25,000,000.

                  "Supplemental Borrowing Date" means the date (on or before July 10, 2002) on which the conditions precedent set forth in Section
         4.5 shall be satisfied or waived.

                  "Supplemental Tranche B Joinder Agreement" means a joinder agreement substantially in the form of Exhibit XXIII annexed hereto.

                  "Supplemental Tranche B Term Loans" means the Loans made by the Lenders to Company pursuant to subsection 2.1A(vi).

                  "Supplemental Tranche B Term Loan Commitment" means the commitment of a Lender, as set forth in its Supplemental Tranche B Joinder Agreement, to make a Supplemental Tranche B Term Loan to Company pursuant to subsection 2.1A(vi), and

         "Supplemental Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Supplemental Tranche B Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Supplemental Tranche B Term Loans, that Lender's Supplemental Tranche B Term Loan Commitment and (ii) after the funding of the Supplemental Tranche B Term Loans, the outstanding principal amount of the Supplemental Tranche B Term Loan of that Lender.

                  "Supplemental Tranche B Term Loan Lender" means any Lender or any other financial institution or other entity that executes and delivers to the Administrative Agent a Supplemental Tranche B Joinder Agreement.

                  "Temporary Lender" means any Lender or any other financial institution or other entity that executes and delivers to the Administrative Agent a Temporary Loan Joinder Agreement.

                  "Temporary Loan" has the meaning assigned to that term in subsection 2.10.

                  "Temporary Loan Commitment" means the commitment of a Temporary Lender, as set forth in its Temporary Loan Joinder Agreement, to make a Temporary Loan to Company pursuant to subsection 2.10, and "Temporary Loan Commitments" means such commitments of all Lenders in the aggregate.

                  "Temporary Loan Joinder Agreement" means a joinder agreement substantially in the form of Exhibit XXIV annexed hereto.

         (iii)    The defined term "Consolidated EBITDA" set forth in subsection
1.1 of the Credit Agreement is hereby amended by deleting clause (12) therefrom and substituting the following in lieu thereof:

                  "(12) with respect to periods that include the Fiscal Quarters ending June 30, 2002 and September 30, 2002, charges relating to the payment of fees and expenses incurred in connection with the Amendments, dated as of May 1, 2002 and June 25, 2002, to this Agreement and the transactions contemplated thereby as reasonably detailed to the Administrative Agent at the time of the delivery of the financial statements for such periods."

         (iv) The defined term "Restricted Junior Payment" set forth in subsection 1.1 of the Credit Agreement is hereby amended by adding the following phrase "or any of the Senior Unsecured Notes" at the end thereof.

         (b) Amendment to Section 2. Section 2 of the Credit Agreement is hereby amended by adding the following subsection in the proper numerical order:

                  2.10 Temporary Loans. Each Temporary Lender with a Temporary Loan Commitment severally agrees to make a loan (a "Temporary Loan", which so long as it shall be outstanding shall be a "Loan" hereunder) to Company on the Supplemental Borrowing Date in an amount equal to its Temporary Loan Commitment; the aggregate amount of the Temporary Loan Commitments is $10,000,000. The proceeds of the Temporary Loans shall be deposited into a deposit account at JPMorgan Chase Bank which shall be a blocked account until repayment of the Temporary Loans for the benefit of the Temporary Lenders. The Temporary Loans shall be used for the purposes identified in subsection 2.5G. The Temporary Loans shall be due and payable on the earlier of (a) the date on which the issuance of the Senior Unsecured Notes in an aggregate principal amount of $25,000,000 has occurred or (b) the date that is one Business Day after the Supplemental Borrowing Date, and shall be paid on such date from
         (i) if the Senior Unsecured Notes have been issued in an aggregate principal amount of $25,000,000, the proceeds of such Senior Unsecured Notes or (ii) if the Senior Unsecured Notes have not been issued in an aggregate principal amount of $25,000,000, the funds on deposit in such blocked account at JPMorgan Chase Bank, unless otherwise agreed by Company and the Temporary Lenders. Company hereby agrees that JPMorgan Chase Bank may debit such blocked account to repay in full the Temporary Loans with such funds on deposit. Company may make only one borrowing of the Temporary Loans. Amounts borrowed under this subsection 2.10 and subsequently repaid may not be reborrowed. The Temporary Loans may be prepaid by Company at any time from the funds on deposit in such account at JPMorgan Chase Bank. The Temporary Loans shall bear interest on the unpaid principal amount thereof from the date made to the date such Loans are repaid in full at a rate per annum determined by reference to the Base Rate plus 2.75%, which shall be payable in arrears upon repayment in full of such Loans.

         (c) Amendment to Subsection 2.1A. Subsection 2.1A of the Credit Agreement is hereby amended by adding the following subsection in the proper numerical order:

                  (vi) Supplemental Tranche B Term Loans. Each Supplemental Tranche B Term Loan Lender with a Supplemental Tranche B Term Loan Commitment severally agrees to make a Supplemental Tranche B Term Loan to Company on the Supplemental Borrowing Date in an amount equal to its Supplemental Tranche B Term Loan Commitment to be used for the purposes identified in subsection 2.5F; provided that the proceeds of such Loans shall be made available to Company at a discount to be agreed upon with the Supplemental Tranche B Term Loan Lenders. Company may only make one borrowing under the Supplemental Tranche B Term Loan Commitments. Amounts borrowed under this subsection 2.1A(vi) and subsequently repaid or prepaid may not be reborrowed. From and after the Supplemental Borrowing Date, the Existing Tranche B Term Loans, Additional Tranche B Term Loans and Supplemental Tranche B Term Loans of each Lender shall be treated as one Tranche B Term Loan for purposes of this Agreement.

         (d) Amendment to Subsection 2.2. Subsection 2.2 of the Credit Agreement is hereby amended by adding the following new subsection 2.2F immediately following subsection 2.2E and renaming the existing subsection "2.2F" as "2.2G":

                  F. PIK Interest. Except as otherwise agreed to in writing by the Requisite Lenders, additional pay-in-kind interest of 1.00% per annum ("PIK Interest") shall accrue on the average daily aggregate amount of each Lender's outstanding Loans and its Revolving Loan Pro Rata Share of the outstanding Letters of Credit, for the period from the June 2002 Amendment Effective Date, to the date on which Company receives an aggregate amount of Net Cash Proceeds equal to at least $200,000,000 from one or more Asset Sales (the "Minimum Asset Sales Date"); provided that PIK Interest shall not be deemed earned or be payable in the event that the Minimum Asset Sales Date or the date of payment or prepayment in full of the Loans and other Obligations occurs on or prior to September 30, 2003. PIK Interest shall notionally become payable on the last day of each March, June, September and December and shall itself accrue interest thereafter, compounded quarterly, at a rate per annum equal to the Adjusted Eurodollar Rate plus the Applicable Margin in effect at such time for the Tranche B Term Loans plus 1.00% for successive notional interest periods of three months. The then-accrued PIK Interest owing to each Lender shall become payable to such Lender or its Eligible Assignee upon the earliest to occur of
         (i) the Minimum Asset Sales Date, (ii) the date of payment or prepayment in full of the Loans and other Obligations and (iii) June 30, 2005. Notwithstanding the foregoing, any accrued PIK Interest shall automatically be deemed to be earned and become payable immediately upon the occurrence of an Event of Default described in subsection 8.6 or 8.7 of this Agreement with respect to Company. Such PIK Interest may be prepaid by Company on any Business Day upon notice to the Administrative Agent.

         (e) Amendment to Subsection 2.2B(viii). Subsection 2.2B(viii) of the Credit Agreement is hereby amended by deleting "ten (10)" therefrom and substituting "eleven (11)" in lieu thereof.

         (f) Amendment to Subsection 2.3. Subsection 2.3 of the Credit Agreement is hereby amended by adding the following new subsection 2.3C at the end thereof:

                  C. Excess Leverage Fee. Except as otherwise agreed to in writing by the Requisite Lenders, if as of September 30, 2003, Company has not received an aggregate amount of Net Cash Proceeds equal to at least $200,000,000 from one or more Asset Sales, Company agrees to pay to the Administrative Agent, for distribution to each Lender and/or its Eligible Assignee, an excess leverage fee of 1.50% of an amount equal to the average daily aggregate amount of such Lender's Term Loan Exposure and its Revolving Loan Pro Rata Share of the Total Utilization of Revolving Loan Commitments for the period commencing on September 30, 2002 and ending on September 30, 2003. Such excess leverage fee shall be due and payable on the earliest to occur of (i) the date of any prepayment or reduction made pursuant to subsection 2.4B(iii) after September 30, 2003, (ii) June 30, 2005 or (iii) the date of payment or prepayment in full of the Loans and other Obligations; provided, that such excess leverage fee shall be deemed to have accrued and be earned and become payable immediately upon the occurrence of an Event of Default described in subsection 8.6 or 8.7 of this Agreement with respect to Company. Such excess leverage fee may be prepaid by Company on any Business Day upon notice to the Administrative Agent.

         (g) Amendment to Subsection 2.4A. Subsection 2.4A(ii) of the Credit Agreement is hereby amended as follows:

             (i) by inserting to the beginning of the first sentence of subsection 2.4A(ii) of the Credit Agreement prior to the phrase "Company shall" the following phrase "(a) Prior to the Supplemental Borrowing Date,";

             (ii) by deleting the sections of the table appearing therein relating to the periods from September 30, 2002 to September 30, 2006;

             (iii) by adding the following new clause (b) at the end of the table therefrom and prior to the proviso at the end thereof:

                   (b) On and after the Supplemental Borrowing Date, Company
             shall make principal payments on the Tranche B Term Loans in installments on the dates and in the percentages of Tranche B Term Loan Exposures outstanding as of the Supplemental Borrowing Date set forth in the table below:

             ----------------------------------------------------------
                                               SCHEDULED REPAYMENT
                         DATE                     OF TERM LOANS
             ----------------------------------------------------------

                   September 30, 2002                  0.222%
                   December 31, 2002                   0.222%
             ----------------------------------------------------------

                   March 31, 2003                      0.222%
                   June 30, 2003                       0.222%
                   September 30, 2003                  0.222%
                   December 31, 2003                   0.222%
             ----------------------------------------------------------

                   March 31, 2004                      0.222%
                   June 30, 2004                       0.222%
                   September 30, 2004                  0.222%
                   December 31, 2004                   0.222%
             ----------------------------------------------------------

                   March 31, 2005                      0.222%
                   June 30, 2005                       0.222%
                   September 30, 2005                  0.222%
             ----------------------------------------------------------

             ----------------------------------------------------------
                                               SCHEDULED REPAYMENT
                         DATE                     OF TERM LOANS
             ----------------------------------------------------------
                       December 31, 2005              0.222%
             ----------------------------------------------------------

                       March 31, 2006                32.297%
                       June 30, 2006                 32.297%
                       September 30, 2006            32.297%
             ----------------------------------------------------------

         (h) Amendment to Subsection 2.5. Subsection 2.5 of the Credit Agreement is hereby amended by adding the following new subsections 2.5F and 2.5G at the end thereof:

             F. Supplemental Tranche B Term Loans. The proceeds of the Supplemental Tranche B Term Loans shall be applied by Company for working capital and general corporate purposes, including to prepay outstanding Swing Line Loans and Revolving Loans in accordance with subsection 2.4B(i).

             G. Temporary Loans. The proceeds of the Temporary Loans shall be deposited into the deposit account referred to in subsection 2.10 and thereafter applied (i) if the Senior Unsecured Notes are issued in an aggregate principal amount of $25,000,000, for working capital and general corporate purposes, including to prepay outstanding Swing Line Loans and Revolving Loans in accordance with subsection 2.4B(i) or (ii) if the Senior Unsecured Notes are not issued in an aggregate principal amount of $25,000,000, to pay or prepay the Temporary Loans.

         (i) Amendment to Section 4. Section 4 of the Credit Agreement is hereby amended by adding the following subsection in the proper numerical order:

             4.5 Conditions to Supplemental Tranche B Term Loans and Temporary Loans. The obligations of the Supplemental Tranche B Term Loan Lenders to make the Supplemental Tranche B Term Loans and the obligations of the Temporary Lenders to make the Temporary Loans are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction or waiver of the following conditions:

             A. Receipt by the Administrative Agent of (i) a duly executed Supplemental Tranche B Joinder Agreement from each Supplemental Tranche B Term Loan Lender, (ii) a duly executed Temporary Loan Joinder Agreement from each Temporary Lender and (iii) duly executed documentation relating to the Senior Unsecured Notes, which documentation shall be reasonably satisfactory to the Administrative Agent.

             B. Purchase by certain of the MDC Entities, Fenway or any of their Affiliates at a discount of 3% of an aggregate principal amount of $10,000,000 of Senior Unsecured

         Notes which, when added to any prior purchases of Senior Unsecured Notes, shall total an aggregate principal amount of at least $25,000,000 of Senior Unsecured Notes.

             C. Documents relating to the Senior Unsecured Notes, in form and substance reasonably satisfactory to the Administrative Agent.

             D. Receipt by the Administrative Agent of such legal opinions, documents and other instruments as are customary or as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.

         (j) Amendment to Subsection 6.1. Subsection 6.1(i) of the Credit Agreement is hereby amended by deleting the phrase "cash flow forecast of at least four weeks' duration of the Company and its subsidiaries" therefrom and substituting in lieu thereof the following:

         thirteen-week cash flow forecast of Company and its Subsidiaries (which cash flow forecast shall be accompanied by a comparison of the actual cash flows to projected cash flows for the fiscal month recently ended and shall include a report detailing any material variances)

         (k) Amendment to Subsection 6.5. Subsection 6.5 of the Credit Agreement is hereby amended by renaming such subsection "Inspection; Lender Meeting; Lender Conference Call" and adding the following sentence at the end thereof:

         In addition, beginning with the Fiscal Quarter ending September 2002 and for each Fiscal Quarter thereafter, Company shall conduct a conference call for the benefit of the Lenders to provide the Lenders with a progress report regarding the completion of potential Asset Sales, including information as to timing of book distributions, management presentations and timing of bids. Notwithstanding the foregoing, Company shall not be required to disclose any specific information relating to bidders, bid levels or conditions that could adversely affect the sale process.

         (l) Amendment to Subsection 7.5. Subsection 7.5 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

         Notwithstanding the foregoing, no cash payments (whether of principal or interest or otherwise) may be made on the Senior Unsecured Notes prior to the date of payment in full of the Loans and all other Obligations outstanding.

         (m) Amendments to Subsection 7.6. Subsection 7.6 of the Credit Agreement is hereby amended as follows:

              (i) by deleting the portion of the table appearing at the end of subsection 7.6A of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

         -----------------------------------------------------------------------
                    TEST PERIOD             MINIMUM CONSOLIDATED CASH INTEREST
                                                      COVERAGE RATIO
         -----------------------------------------------------------------------
                  04/01/02 - 06/30/02                      1.35:1.00
         -----------------------------------------------------------------------
                  07/01/02 - 09/30/02                      1.35:1.00
         -----------------------------------------------------------------------
                  10/01/02 - 12/31/02                      1.35:1.00
         -----------------------------------------------------------------------
                  01/01/03 - 03/31/03                      1.35:1.00
         -----------------------------------------------------------------------
                  04/01/03 - 06/30/03                      1.35:1.00
         -----------------------------------------------------------------------
                  07/01/03 - 09/30/03                      1.35:1.00
         -----------------------------------------------------------------------

              (ii) by deleting the portion of the first table appearing in subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

         -----------------------------------------------------------------------
                    TEST PERIOD                              MAXIMUM
                                                          LEVERAGE RATIO
         -----------------------------------------------------------------------
                  04/01/02 - 06/30/02                      7.85:1.00
         -----------------------------------------------------------------------
                  07/01/02 - 09/30/02                      7.85:1.00
         -----------------------------------------------------------------------
                  10/01/02 - 12/31/02                      7.45:1.00
         -----------------------------------------------------------------------
                  01/01/03 - 03/31/03                      7.25:1.00
         -----------------------------------------------------------------------
                  04/01/03 - 06/30/03                      7.20:1.00
         -----------------------------------------------------------------------
                  07/01/03 - 09/30/03                      7.15:1.00
         -----------------------------------------------------------------------

              (iii) by deleting the portion of the second table appearing in subsection 7.6B of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

         -----------------------------------------------------------------------
                    TEST PERIOD                             MAXIMUM
                                                         LEVERAGE RATIO
         -----------------------------------------------------------------------
                  04/01/02 - 06/30/02                     8.05:1.00
         -----------------------------------------------------------------------
                  07/01/02 - 09/30/02                     8.05:1.00
         -----------------------------------------------------------------------
                  10/01/02 - 12/31/02                     7.75:1.00
         -----------------------------------------------------------------------
                  01/01/03 - 03/31/03                     7.55:1.00
         -----------------------------------------------------------------------
                  04/01/03 - 06/30/03                     7.50:1.00
         -----------------------------------------------------------------------
                  07/01/03 - 09/30/03                     7.45:1.00
         -----------------------------------------------------------------------

              (iv) by deleting the portion of the table appearing at the end of subsection 7.6C of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

         -----------------------------------------------------------------------
                                                           MINIMUM FIXED CHARGE
                       TEST PERIOD                            COVERAGE RATIO
         -----------------------------------------------------------------------
                   04/01/02 - 06/30/02                          0.80:1.00
         -----------------------------------------------------------------------
                   07/01/02 - 09/30/02                          0.80:1.00
         -----------------------------------------------------------------------
                   10/01/02 - 12/31/02                          0.85:1.00
         -----------------------------------------------------------------------
                   01/01/03 - 03/31/03                          0.85:1.00
         -----------------------------------------------------------------------
                   04/01/03 - 06/30/03                          0.85:1.00
         -----------------------------------------------------------------------
                   07/01/03 - 09/30/03                          0.85:1.00
         -----------------------------------------------------------------------

              (v) by deleting in its entirety subsection 7.6E of the Credit Agreement and substituting in lieu thereof the following:

              E. Minimum Consolidated EBITDA. Company shall not permit Consolidated EBITDA for any Fiscal Quarter ending during any of the test periods set forth in the table below to be less than the correlative amount for such test period set forth in the table below:

         -----------------------------------------------------------------------
                                                           MINIMUM CONSOLIDATED
                      TEST PERIOD                                 EBITDA
         -----------------------------------------------------------------------
                   04/01/02 - 06/30/02                          $20,000,000
         -----------------------------------------------------------------------
                   07/01/02 - 09/30/02                          $37,000,000
         -----------------------------------------------------------------------
                   10/01/02 - 12/31/02                          $48,500,000
         -----------------------------------------------------------------------
                   01/01/03 - 03/31/03                          $28,500,000
         -----------------------------------------------------------------------
                   04/01/03 - 06/30/03                          $22,000,000
         -----------------------------------------------------------------------
                   07/01/03 - 09/30/03                          $40,000,000
         -----------------------------------------------------------------------

              (vi) by deleting the portion of the table appearing at the end of subsection 7.6F of the Credit Agreement relating to the periods set forth below and substituting in lieu thereof the following:

         -----------------------------------------------------------------------
                      TEST PERIOD                               MAXIMUM SENIOR
                                                                LEVERAGE RATIO
         -----------------------------------------------------------------------
                   04/01/02 - 06/30/02                            4.80:1.00
         -----------------------------------------------------------------------
                   07/01/02 - 09/30/02                            4.80:1.00
         -----------------------------------------------------------------------
                   10/01/02 - 12/31/02                            4.40:1.00
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                      TEST PERIOD                               MAXIMUM SENIOR
                                                                LEVERAGE RATIO
         -----------------------------------------------------------------------
                   01/01/03 - 03/31/03                            4.25:1.00
         -----------------------------------------------------------------------
                   04/01/03 - 06/30/03                            4.25:1.00
         -----------------------------------------------------------------------
                   07/01/03 - 09/30/03                            4.25:1.00
         -----------------------------------------------------------------------

         (n) Amendments to Subsection 7.7. (i) Subsection 7.7 of the Credit Agreement is hereby amended by (A) deleting the word "and" at the end of clause
(v) thereof, (B) deleting the period at the end of clause (vi) thereof and substituting in lieu thereof "; and" and (C) inserting the following new clause
(vii) at the end thereof:

             (vii) Company and its Subsidiaries may create Wholly Owned Subsidiaries for purposes of consummating any Asset Sale permitted under subsection 7.7(v) above.

         (ii) Subsection 7.7(v) of the Credit Agreement is hereby amended by adding the following new clause (w) at the beginning of the proviso thereof:

             (w) the foregoing limit shall not be applicable to any Asset Sales consummated by Company and its Subsidiaries during the period starting on the June 2002 Amendment Effective Date and ending on December 31, 2003;

         (o) Amendment to Subsection 7.9. Subsection 7.9 of the Credit Agreement is hereby amended by renaming existing clause (vii) as clause (viii) and inserting the following new clause (vii) immediately after clause (vi) thereof:

         (vii) expenses payable to the MDC Entities or Fenway in connection with any Asset Sale consummated after the June 2002 Amendment Effective Date,

         (p) Amendment to Subsection 7.10. Subsection 7.10 of the Credit Agreement is hereby amended by adding the following immediately after the phrase "if required by applicable law" appearing in both clause (i) and (ii) thereof:

         or in connection with any Asset Sale permitted under subsection 7.7(v).

         (q) Amendment to Subsection 7.12. Subsection 7.12 of the Credit Agreement is hereby amended by adding the following new subsection 7.12E at the end thereof:

                   E. Amendments of Documents Relating to the Senior Unsecured Notes. After the Supplemental Borrowing Date, Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any of the Senior Unsecured Notes, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Senior Unsecured Notes, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Senior Unsecured Notes (or trustee or other representative on their behalf) which would be adverse to Company or Lenders.

         (r) Amendments to Exhibits. The Exhibits to the Credit Agreement are hereby amended by inserting Annex I attached hereto as a new Exhibit XXIII to the Credit Agreement and inserting Annex II attached hereto as a new Exhibit XXIV to the Credit Agreement.

             SECTION 3. Waivers to the Credit Agreement.

         (a) Waiver in Respect of Issuance of Senior Unsecured Notes. Any breach by Company of subsection 7.9 of the Credit Agreement with respect to the issuance of the Senior Unsecured Notes and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

         (b) Waiver in Respect of Receivables Purchase Agreement. Any breach by Company of subsection 2.4B(iii)(a), 7.2 or 7.7 of the Credit Agreement with respect to the Receivables Purchase Agreement, dated as of April 19, 2000, between Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank) (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), and the use of the Net Cash Proceeds thereof (with respect to any breach of subsection 2.4B(iii)(a), solely to the extent such Net Cash Proceeds do not exceed (i) prior to July 31, 2002, $42,000,000 at any time outstanding and (ii) thereafter, $30,000,000 at any time outstanding) and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived only for the period ending on September 30, 2003.

             SECTION 4. Preferred Stock Amendment. In accordance with subsection 7.12D, the Lenders parties hereto consent to the execution and delivery of an amendment to amend the Certificate of Incorporation of Company in order to grant the holders of Company's Series A Preferred Stock voting rights equal to those of the holders of Company Common Stock.

             SECTION 5. Termination of Revolving Loan Subordinated Participation Agreement. The Revolving Loan Subordinated Participation Agreement, dated as of May 1, 2002, among JPMorgan Chase Bank, as Administrative Agent and the parties thereto, shall be terminated without any payments being made thereunder on the date on which (a) certain of the MDC Entities, Fenway or any of their Affiliates (the "Sponsors") shall have purchased at a discount of 3% an aggregate principal amount of $25,000,000 of the Senior Unsecured Notes and (b) Company shall have paid or prepaid in full the Temporary Loans with a portion of such proceeds.

               SECTION 6. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

         (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of (i) Company, (ii) the Guarantor, (iii) the Requisite Lenders and (iv) Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders.

         (b) The Sponsors shall have purchased at a discount of 3% an aggregate principal amount of $15,000,000 of the Senior Unsecured Notes issued by Company.

         (c) Company shall have paid all accrued fees and expenses of the Administrative Agent and the reasonable expenses of the Lenders, including the accrued fees and expenses of counsel to the Administrative Agent.

         (d) After giving effect to the Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing.

               SECTION 7. Representations and Warranties. To induce the Lenders parties hereto to enter into this Amendment, Company hereby represents and warrants to the Administrative Agent and all of the Lenders that the representations and warranties made by Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

               SECTION 8. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (b) The execution, delivery and effectiveness of this Amendment, except as expressly provided herein, shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 9. Amendment Fee. Company shall pay to each Lender that executes and delivers this Amendment prior to 5:00 P.M., New York City time, June 25, 2002, a fee equal to 0.25% of the sum of such Lender's (a) Revolving Loan Exposure, (b) outstanding Tranche A Term Loans and (c) outstanding Tranche B Term Loans, such fee to be earned as of the Effective Date and payable no later than the Supplemental Borrowing Date.

               SECTION 10. Costs, Expenses and Taxes. Company agrees to pay on demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 10.

               SECTION 11. Affirmation of Subsidiary Guaranty, Pledge Agreement and Credit Agreement. The Guarantor hereby consents to the modification of the Credit Agreement contemplated hereby and each of Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

               SECTION 12. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 13. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with Company and the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                           AURORA FOODS INC.



                                           By: /s/ James T. Smith
                                               -----------------------------
                                           Name: James T. Smith
                                           Title: President & CEO


                                           SEA COAST FOODS, INC.


                                           By: /s/ James T. Smith
                                               -----------------------------
                                           Name: James T. Smith
                                           Title: President & CEO


                                           JP MORGAN CHASE BANK (formerly
                                           known as The Chase Manhattan Bank),
                                           as Administrative Agent and Lender

                                           By: /s/ Kathryn A. Duncan
                                               -----------------------------
                                           Name: Kathryn A. Duncan
                                           Title: Vice President

                                         ALLIANCE CAPITAL MANAGEMENT L.P., as
                                         Manager on behalf of ALLIANCE CAPITAL
                                         FUNDING, L.L.C., as Assignee

                                         By: Alliance Capital Management
                                         Corporation, General Partner of
                                         Alliance Capital Management L.P.


                                         By: /s/ Joel Serebransky
                                             ----------------------------------
                                         Name: Joel Serebransky
                                         Title: Senior Vice President


                                         ALLSTATE LIFE INSURANCE COMPANY


                                         By: /s/ Jerry D. Zinkula
                                             ---------------------------------
                                         Name: Jerry D. Zinkula
                                         Title: Authorized Signatory


                                         By: /s/ Chris Goergen
                                             --------------------------------
                                         Name: Chris Goergen
                                         Title: Authorized Signatory


                                         AMERICAN EXPRESS CERTIFICATE COMPANY

                                         By: American Express Asset Management
                                         Group Inc. as Collateral Manager


                                         By: /s/ Steven B. Staver
                                             ---------------------------------
                                         Name: Steven B. Staver
                                         Title: Managing Director

                                         APEX (IDM) CDO I, LTD.

                                         By: David L. Babson & Company Inc.,
                                         as Collateral Manager


                                         By: /s/ Michael Audino
                                             -------------------------------
                                         Name: Michael Audino
                                         Title: Director

                                         ARCHIMEDES FUNDING, LLC.

                                         By: ING Capital Advisors LLC, as
                                         Collateral Manager

                                         By: /s/ Helen Rhee
                                             -------------------------------
                                         Name: Helen Rhee
                                         Title: Senior Vice President


                                         ARCHIMEDES FUNDING III, LTD.

                                         By: ING Capital Advisors LLC, as
                                         Collateral Manager


                                         By: /s/ Helen Rhee
                                             -------------------------------
                                         Name: Helen Rhee
                                         Title: Senior Vice President

                                         ARES LEVERAGED INVESTMENT FUND II,
                                         L.P.


                                         By: ARES Management II, L.P. its
                                         General Partner


                                         By: /s/ Seth J. Brufsky
                                         -----------------------------------
                                         Name: Seth J. Brufsky
                                         Title: Vice President

                                     ARES III CLO LTD.

                                     By: ARES CLO Management, LLC its Investment
                                     Partner


                                     By: /s/ Seth J. Brufsky
                                         ---------------------------------
                                     Name: Seth J. Brufsky
                                     Title: Vice President


                                     ARES IV CLO LTD.

                                     By: ARES CLO Management IV, L.P. its
                                     Investment Partner

                                     By: ARES CLO GP IV, LLC its Managing
                                     Manager


                                     By: /s/ Seth J. Brufsky
                                         ---------------------------------
                                     Name: Seth J. Brufsky
                                     Title: Vice President


                                     ARES V CLO LTD.

                                     By: ARES CLO Management V, L.P. its
                                     Investment Manager


                                     By: ARES CLO GP V, LLC its Managing Manager


                                     By: /s/ Seth J. Brufsky
                                         ---------------------------------
                                     Name: Seth J. Brufsky
                                     Title: Vice President

                                             BALANCED HIGH-YIELD FUND I, LTD.

                                             By: ING Capital Advisors LLC, as
                                             Asset Manager

                                             By: /s/ Helen Rhee
                                                 -------------------------------
                                             Name: Helen Rhee
                                             Title: Senior Vice President


                                             BALANCED HIGH-YIELD FUND II, LTD.

                                             By: ING Capital Advisors LLC, as
                                             Asset Manager

                                             By: /s/ Helen Rhee
                                                 -------------------------------
                                             Name: Helen Rhee
                                             Title: Senior Vice President


                                             BANCO ESPIRITO SANTO, S.A., NASSAU
                                             BRANCH


                                             By: /s/ Terry R. Hull
                                                 -------------------------------
                                             Name: Terry R. Hull
                                             Title: Senior Vice President

                                             By: /s/ Andrew M. Orsen
                                                 -------------------------------
                                             Name: Andrew M. Orsen
                                             Title: Vice President


                                             BANK OF AMERICA, N.A.


                                             By: /s/ Laura T. Sweet
                                                 -------------------------------
                                             Name: Laura T. Sweet
                                             Title: Assistant Vice President

                             BAYERISCHE HYPO-UND VEREINSBANK AG
                             NEW YORK BRANCH


                             By: /s/ Francesco Ossino
                                ------------------------------------
                             Name: Francesco Ossino
                             Title: Director


                             By: /s/ Timothy L. Harrod
                                ------------------------------------
                             Name: Timothy L. Harrod
                             Title: Managing Director


                             BNP PARIBAS


                             By: /s/ Stephanie Rogers
                                ------------------------------------
                             Name: Stephanie Rogers
                             Title: Vice President


                             By: /s/ Duane P. Helkowski
                                ------------------------------------
                             Name: Duane P. Helkowski
                             Title: Director


                             CALLIDUS DEBT PARTNERS CDO FUND I, LTD

                             By: Callidus Capital Management, LLC as
                             Collateral Manager

                             By: /s/ Jerry Nichols
                                ------------------------------------
                             Name: Jerry Nichols
                             Title: Managing Director


                             CARLYLE HIGH YIELD PARTNERS II, LTD.


                             By: /s/ Linda Pace
                                ------------------------------------
                             Name: Linda Pace
                             Title: Principal

                             CENTURION CDO II, LTD.

                             By: American Express Asset Management Group
                             Inc. as Collateral Manager


                             By: /s/ Steven B. Staver
                                 ---------------------------------
                             Name: Steven B. Staver
                             Title: Managing Director


                             CENTURION CDO III, LIMITED

                             By: American Express Asset Management Group
                             Inc. as Collateral Manager


                             By: /s/ Steven B. Staver
                                 ---------------------------------
                             Name: Steven B. Staver
                             Title: Managing Director


                             CLYDESDALE CLO 2001-1, LTD.

                             By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager


                             By: /s/ Elisabeth Maclean
                                 ----------------------------------
                             Name: Elisabeth Maclean
                             Title: Vice President


                             CONTINENTAL CASUALTY COMPANY

                             By: /s/ Richard W. Dubberke
                                  ----------------------------------
                             Name: Richard W. Dubberke
                             Title: Vice President

                                      COSTANTINUS EATON VANCE CDO V, LTD.

                                      By: Eaton Vance Management as Investment
                                      Advisor

                                      By: /s/ Scott H. Page
                                          ---------------------------------
                                      Name: Scott H. Page
                                      Title: Vice President

                                      CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                      By: /s/ Steve Martin
                                          -----------------------------
                                      Name: Steve Martin
                                      Title: Vice President

                                      By: /s/ Irina Borisova
                                          -------------------------------
                                      Name: Irina Borisova
                                      Title: Assistant Vice President


                                      CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                      By: CypressTree Investment Management
                                      Company, Inc. as Portfolio Manager


                                      By: /s/ Peter M. Campo
                                          ------------------------------
                                      Name: Peter M. Campo
                                      Title: Associate

                                      CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                      INC.

                                      As: Attorney-in-Fact, on behalf of First
                                      Allmerica Financial Life Insurance
                                      Company as Portfolio Manager

                                      By: /s/ Peter M. Campo
                                          ------------------------------
                                      Name: Peter M. Campo
                                      Title: Associate

                                            DAPLE S.A.

                                            By: PPM America, attorney in fact


                                            By: /s/ Stuart J. Lissner
                                                --------------------------------
                                            Name: Stuart J. Lissner
                                            Title: Managing Director


                                            DEUTSCHE BANK AG NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH


                                            By: /s/ William W. McGinty
                                                --------------------------------
                                            Name: William W. McGinty
                                            Title: Director

                                            By: /s/ Thomas A. Foley
                                                --------------------------------
                                            Name: Thomas A. Foley
                                            Title: Vice President


                                            EATON VANCE CDO III, LTD.

                                            By: Eaton Vance Management as
                                            Investment Advisor

                                            By: /s/ Scott H. Page
                                                --------------------------------
                                            Name: Scott H. Page
                                            Title: Vice President

                                            EATON VANCE CDO IV, LTD.

                                            By: Eaton Vance Management as
                                            Investment Advisor

                                            By: /s/ Scott H. Page
                                                --------------------------------
                                            Name: Scott H. Page
                                            Title: Vice President

                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                   By: Eaton Vance Management as Investment
                                   Advisor

                                   By: /s/ Scott H. Page
                                       -----------------------------
                                   Name: Scott H. Page
                                   Title: Vice President

                                   EATON VANCE SENIOR INCOME TRUST

                                   By: Eaton Vance Management as Investment
                                   Advisor

                                   By: /s/ Scott H. Page
                                       -----------------------------
                                   Name: Scott H. Page
                                   Title: Vice President


                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                   By: David L. Babson & Company, Inc., as
                                   Collateral Manager


                                   By: /s/ Michael Audino
                                       -----------------------------
                                   Name: Michael Audino
                                   Title: Director


                                   ELC (CAYMAN) LTD. 1999-III

                                   By: David L. Babson & Company Inc., as
                                   Collateral Manager


                                   By: /s/ Michael Audino
                                       -----------------------------
                                   Name: Michael Audino
                                   Title: Director

                                   ELC (CAYMAN) LTD. 2000-1

                                   By: David L. Babson & Company Inc., as
                                   Collateral Manager


                                   By: /s/ Michael Audino
                                       -----------------------------
                                   Name: Michael Audino
                                   Title: Director


                                   ENDURANCE CLO I, LTD.

                                   C/o: ING Capital Advisors LLC, as Collateral
                                   Manager

                                   By: /s/ Helen Rhee
                                       -----------------------------
                                   Name: Helen Rhee
                                   Title: Senior Vice President


                                   EQ ADVISORS TRUST

                                   By: Alliance Capital Management L.P.


                                   By: /s/ Greg Dube
                                       -----------------------------
                                   Name: Greg Dube
                                   Title: Portfolio Manager


                                   GENERAL ELECTRIC CAPITAL CORPORATION


                                   By: /s/ W. Jerome McDermott
                                       -----------------------------
                                   Name: W. Jerome McDermott
                                   Title: Duly Authorized Signatory

                                   GRAYSON & CO

                                   By: Boston Management and Research as
                                   Investment Advisor

                                   By: /s/ Scott H. Page
                                      ------------------------------
                                   Name: Scott H. Page
                                   Title: Vice President


                                   HARBOUR TOWN FUNDING LLC


                                   By: /s/ Ann E. Morris
                                      ------------------------------
                                   Name: Ann E. Morris
                                   Title: Asst Vice President


                                   HSBC BANK USA


                                   By: /s/ Matthew J. Logan
                                      ------------------------------
                                   Name: Matthew J. Logan
                                   Title: Relationship Manager


                                   IDS LIFE INSURANCE COMPANY


                                   By: American Express Asset Management
                                   Group Inc. as Collateral Manager


                                   By: /s/ Steven B. Staver
                                      ------------------------------
                                   Name: Steven B. Staver
                                   Title: Managing Director


                                   IKB DEUTSCHE INDUSTRIEBANK AG
                                   LUXEMBOURG BRANCH


                                   By: /s/ Dr. Frank Schaum
                                      ------------------------------
                                   Name: Dr. Frank Schaum
                                   Title: Head of Structured Finance

                            By: /s/ Manfred Ziwey
                                ----------------------------------------
                            Name: Manfred Ziwey
                            Title: Director


                            INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                            By: Indosuez Capital as Portfolio Advisor


                            By: /s/ Charles Kobayashi
                                ----------------------------------------
                            Name: Charles Kobayashi
                            Title: Principal and Portfolio Manager


                            INDOSUEZ CAPITAL FUNDING III, LIMITED

                            By: Indosuez Capital as Portfolio Advisor


                            By: /s/ Charles Kobayashi
                                ----------------------------------------
                            Name: Charles Kobayashi
                            Title: Principal and Portfolio Manager


                            INDOSUEZ CAPITAL FUNDING IV, L.P.

                            By: RBC Leveraged Capital as Portfolio Advisor


                            By: /s/ Melissa Marano
                                ----------------------------------------
                            Name: Melissa Marano
                            Title: Director


                            ING PRIME RATE TRUST

                            By: ING Investments, LLC as its Investment Manager


                            By: /s/ Jason Groom
                                ----------------------------------------
                            Name: Jason Groom
                            Title: Vice President

                             ING SENIOR INCOME FUND

                             By: ING Investments, LLC as its Investment Manager


                             By: /s/ Jason Groom
                                 -------------------------------
                             Name: Jason Groom
                             Title: Vice President


                             KZH CYPRESSTREE-1 LLC


                             By: /s/ Susan Lee
                                 -------------------------------
                             Name: Susan Lee
                             Title: Authorized Agent


                             KZH ING-2 LLC


                             By: /s/ Susan Lee
                                 -------------------------------
                             Name: Susan Lee
                             Title: Authorized Agent


                             KZH PONDVIEW LLC


                             By: /s/ Susan Lee
                                 -------------------------------
                             Name: Susan Lee
                             Title: Authorized Agent


                             KZH STERLING LLC


                             By: /s/ Susan Lee
                                 -------------------------------
                             Name: Susan Lee
                             Title: Authorized Agent

                             KZH WATERSIDE LLC


                             By: /s/ Susan Lee
                                 -------------------------------
                             Name: Susan Lee
                             Title: Authorized Agent


                             MARINER LDC


                             By: /s/ Charles R. Howe IV
                                 -------------------------------
                             Name: Charles R. Howe IV
                             Title: Director


                             ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.


                             By: ING Investments, LLC as its Investment Manager


                             By: /s/ Jason Groom
                                 -------------------------------
                             Name: Jason Groom
                             Title: Vice President


                             ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.


                             By: ING Investments, LLC as its Investment Manager


                             By: /s/ Jason Groom
                                 -------------------------------
                             Name: Jason Groom
                             Title: Vice President

                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                        By: ING Investments, LLC as its
                                        Investment Manager

                                        By: /s/ Jason Groom
                                           -------------------------------------
                                        Name: Jason Groom
                                        Title: Vice President

                                        MONUMENT CAPITAL LTD., as Assignee

                                        By: Alliance Capital Management L.P., as
                                        Investment Manager

                                        By: Alliance Capital Management
                                        Corporation, as General Partner

                                        By: /s/ Joel Serebransky
                                           ------------------------------------
                                        Name: Joel Serebransky
                                        Title: Senior Vice President

                                        MORGAN STANLEY PRIME INCOME TRUST

                                        By: /s/ Sheila A. Finnerty
                                           -------------------------------------
                                        Name: Sheila A. Finnerty
                                        Title: Executive Director

                                        NATEXIS BANQUES POPULAIRES

                                        By: /s/ Frank H. Madden, Jr.
                                           -------------------------------------
                                        Name: Frank H. Madden, Jr.
                                        Title: Vice President & Group Manager

                                        By: /s/ Harris Frommer
                                           ------------------------------------
                                        Name: Harris Frommer
                                        Title: Assistant Vice President

                                        NATIONAL CITY

                                        By: /s/ Jennifer R. Hammarlund
                                           ------------------------------------
                                        Name: Jennifer R. Hammarlund
                                        Title: Assistant Vice President

                                        NEMEAN CLO, LTD.

                                        By: ING Capital Advisors LLC, as
                                        Investment Manager

                                        By: /s/ Helen Rhee
                                           -------------------------------------
                                        Name: Helen Rhee
                                        Title: Senior Vice President

                                        NEW ALLIANCE GLOBAL CDO, LIMITED

                                        By: Alliance Capital Management L.P., as
                                        Sub-advisor

                                        By: Alliance Capital Management
                                        Corporation, as General Partner

                                        By: /s/ Joel Serebransky
                                           ------------------------------------
                                        Name: Joel Serebransky
                                        Title: Senior Vice President

                                        NOMURA BOND & LOAN FUND

                                        By: UFJ Trust Company of New York, as
                                        Trustee

                                        By: Nomura Corporate Research and Asset
                                        Management Inc., Attorney in Fact

                                        By: /s/ Elisabeth Maclean
                                           ------------------------------------
                                        Name: Elisabeth Maclean
                                        Title: Vice President

                                        ORYX CLO, LTD.

                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                        By: /s/ Helen Rhee
                                           -------------------------------------
                                        Name: Helen Rhee
                                        Title: Senior Vice President

                                        OXFORD STRATEGIC INCOME FUND

                                        By: Eaton Vance Management as Investment
                                        Advisor

                                        By: /s/ Scott H. Page
                                           -------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                        PACIFICA PARTNERS I, L.P.

                                        By: Imperial Credit Asset as its
                                        Investment Manager

                                        By: /s/ Sean Walker
                                           -------------------------------------
                                        Name: Sean Walker
                                        Title: Vice President

                                        PILGRIM AMERICA HIGH INCOME INVESTMENTS
                                        LTD.

                                        By: ING Investments, LLC as its
                                        Investment Manager

                                        By: /s/ Jason Groom
                                           -------------------------------------
                                        Name: Jason Groom
                                        Title: Vice President

                                        PILGRIM CLO 1999-1 LTD.

                                        By: ING Investments, LLC as its
                                        Investment Manager

                                        By: /s/ Jason Groom
                                           ------------------------------------
                                        Name: Jason Groom
                                        Title: Vice President

                                        PINEHURST TRADING, INC.

                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name: Ann E. Morris
                                        Title: Asst. Vice President

                                        PPM AMERICA SPECIAL INVESTMENTS CBO II,
                                        L.P.

                                        By: PPM America, attorney in fact

                                        By: /s/ Stuart J. Lissner
                                           -------------------------------------
                                        Name: Stuart J. Lissner
                                        Title: Managing Director

                                        PPM AMERICA SPECIAL INVESTMENTS FUND,
                                        L.P.

                                        By: PPM America, attorney in fact

                                        By: /s/ Stuart J. Lissner
                                           -------------------------------------
                                        Name: Stuart J. Lissner
                                        Title: Managing Director

                                        PPM SHADOW CREEK FUNDING LLC

                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name: Ann E. Morris
                                        Title: Asst. Vice President

                                        PPM SPYGLASS FUNDING TRUST

                                        By: /s/ Ann E. Morris
                                           -------------------------------------
                                        Name: Ann E. Morris
                                        Title: Authorized Agent

                                        PROMETHEUS INVESTMENT FUNDING NO. 1 LTD

                                        By: CPF Asset Advisory, LLC as
                                        Investment Manager

                                        By: /s/ Francesco Ossino
                                           ------------------------------------
                                        Name: Francesco Ossino
                                        Title: Director

                                        By: /s/ Timothy L. Harrod
                                           -------------------------------------
                                        Name: Timothy L. Harrod
                                        Title: Managing Director

                                        SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: Diane J. Exter
                                        Title: Managing Director & Portfolio
                                               Manager

                                        SANKATY HIGH YIELD ASSET PARTNERS II,
                                        L.P.

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: Diane J. Exter
                                        Title: Managing Director & Portfolio
                                               Manager

                                        SANKATY HIGH YIELD PARTNERS III, L.P.

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: Diane J. Exter
                                        Title: Managing Director & Portfolio
                                               Manager

                                        SANKATY ADVISORS, LLC as Collateral
                                        Manager for RACE POINT CLO, LIMITED, as
                                        Term Lender

                                        By: /s/ Diane J. Exter
                                           -------------------------------------
                                        Name: Diane J. Exter
                                        Title: Managing Director & Portfolio
                                               Manager

                                        SENIOR DEBT PORTFOLIO

                                        By: Boston Management and Research as
                                        Investment Advisor

                                        By: /s/ Scott H. Page
                                           ------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                        SEQUILS-CENTURION V, LTD

                                        By: American Express Asset Management
                                        Group Inc. as Collateral Manager

                                        By: /s/ Steven B. Staver
                                           -------------------------------------
                                        Name: Steven B. Staver
                                        Title: Managing Director

                                        SEQUILS PILGRIM-I LTD.

                                        By: ING Investments, LLC as its
                                        Investment Manager

                                        By: /s/ Jason Groom
                                           ------------------------------------
                                        Name: Jason Groom
                                        Title: Vice President

                                        SIMSBURY CLO, LIMITED

                                        By: David L. Babson & Company. Inc.
                                        under delegated authority from
                                        Massachusetts Mutual Life Insurance
                                        Company as Collateral Manager


                                        By: /s/ Mary Ann McCarthy
                                           -------------------------------------
                                        Name: Mary Ann McCarthy
                                        Title: Managing Director

                                        SUNTRUST BANK

                                        By: /s/ Thomas G. Hamby
                                           -----------------------------------
                                        Name: Thomas G. Hamby
                                        Title: Vice President

                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Christina Jamieson
                                           ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Christina Jamieson
                                           -------------------------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        VAN KAMPEN CLO I, LIMITED

                                        By: Van Kampen Investment Advisory Corp,
                                        as Collateral Manager

                                        By: /s/ Christina Jamieson
                                           -------------------------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        VAN KAMPEN CLO II, LIMITED

                                        By: Van Kampen Investment Advisory Corp
                                        as Collateral Manager

                                        By: /s/ Christina Jamieson
                                           ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        WELLS FARGO BANK, N.A.

                                        By: /s/ Leonard Kam
                                           -------------------------------------
                                        Name: Leonard Kam
                                        Title: Vice President & Principal

                                                                         Annex I

                                                                   Exhibit XXIII

                    SUPPLEMENTAL TRANCHE B JOINDER AGREEMENT

                  SUPPLEMENTAL TRANCHE B JOINDER AGREEMENT, dated July ___, 2002 (this "Joinder Agreement"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among AURORA FOODS INC. ("Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), NATIONAL WESTMINSTER BANK PLC, as Syndication Agent (as defined in the Credit Agreement) and UBS AG, STAMFORD BRANCH, as Documentation Agent (as defined in the Credit Agreement).

                              W I T N E S S E T H:

                  WHEREAS, the undersigned (each, a "Supplemental Tranche B Term Loan Lender" and collectively, the "Supplemental Tranche B Term Loan Lenders") desires, pursuant to subsection 2.1A(vi) of the Credit Agreement, to make Supplemental Tranche B Term Loans to Company;

                  WHEREAS, the Supplemental Tranche B Term Loan Lenders may not have been original parties to the Credit Agreement but now desire to become parties thereto;

                  NOW, THEREFORE, each Supplemental Tranche B Term Loan Lender hereby agrees as follows:

                  1. Terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

                  2. Upon execution and delivery of this Joinder Agreement by such Supplemental Tranche B Term Loan Lender in accordance with subsection 2.1A(vi) of the Credit Agreement, the undersigned hereby becomes a Supplemental Tranche B Term Loan Lender under the Credit Agreement and shall make such Supplemental Tranche B Term Loan to Company, funding an amount which represents a discount to its Supplemental Tranche B Term Loan Commitment as set forth under such Supplemental Tranche B Term Loan Lender's signature.

                  3. Each Supplemental Tranche B Term Loan Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto.

                  4. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5. This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                                    XXIII-2

                  IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of this __ day of _______, 2002.


                                 ______________________________________________
                                 Name of Supplemental Tranche B Term Loan Lender

                                 Supplemental Tranche B Term Loan Commitment:

                                 $______________________________



                                 By  ___________________________
                                 Name:
                                 Title:


Accepted and agreed:

AURORA FOODS INC.

By  ______________________________
Name:
Title:


JP MORGAN CHASE BANK, as
   Administrative Agent

By  ______________________________
Name:
Title:

                                                                        Annex II

                                                                    Exhibit XXIV

                        TEMPORARY LOAN JOINDER AGREEMENT

                  TEMPORARY LOAN JOINDER AGREEMENT, dated July ___, 2002 (this "Joinder Agreement"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among AURORA FOODS INC. ("Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the "Administrative Agent"), NATIONAL WESTMINSTER BANK PLC, as Syndication Agent (as defined in the Credit Agreement) and UBS AG, STAMFORD BRANCH, as Documentation Agent (as defined in the Credit Agreement).

                              W I T N E S S E T H:

                  WHEREAS, the undersigned (each, a "Temporary Lender" and collectively, the "Temporary Lenders") desires, pursuant to subsection 2.10 of the Credit Agreement, to make Temporary Loans to Company;

                  WHEREAS, the Temporary Lenders may not have been original parties to the Credit Agreement but now desire to become parties thereto;

                  NOW, THEREFORE, each Temporary Lender hereby agrees as follows:

                  1. Terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

                  2. Upon execution and delivery of this Joinder Agreement by such Temporary Lender in accordance with subsection 2.10 of the Credit Agreement, the undersigned hereby becomes a Temporary Lender under the Credit Agreement and shall make such Temporary Loan to Company in an amount equal to its Temporary Loan Commitment as set forth under such Temporary Lender's signature.

                  3. Each Temporary Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto.

                  4. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5. This Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                                     XXIV-2

                  IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of this __ day of _______, 2002.


                                           _____________________________________
                                           Name of Temporary Lender

                                           Temporary Loan Commitment:

                                           $_________________________



                                           By  ______________________________
                                           Name:
                                           Title:



Accepted and agreed:

AURORA FOODS INC.

By  ______________________________
Name:
Title:


JP MORGAN CHASE BANK, as
   Administrative Agent

By  ______________________________
Name:
Title: